EDUCATION REALTY TRUST, INC.

FOURTH QUARTER 2010
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

General and Administrative Expense Detail	4

Funds From Operations	5

Wholly-Owned Community Operating Results	6

Wholly-Owned Community Statistics	7

Same-Community Statistics	8

Preleasing Statistics	9

Development Update	10

Capital Structure	11

Proforma Capital Structure	12

Community Listing - Wholly-Owned	13

Investor Information	14

Definitions	15

Safe Harbor Statement	16

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data)

OPERATING DATA:
	Three months ended December 31,				Year ended December 31,
	2010	2009	$ Chg	% Chg	2010	2009	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)
Same-community revenue	$25,765	$24,964	$801	3.2%	$88,551	$88,917	$(366)	-0.4%
Total Community revenue	27,381	25,757	1,624	6.3%	99,389	96,822	2,567	2.7%
Total revenue	32,545	31,484	1,061	3.4%	119,580	117,943	1,637	1.4%

Same-community net operating income	14,961	14,746	215	1.5%	45,160	45,567	(407)	-0.9%
Total Community net operating income	15,840	15,008	832	5.5%	50,959	48,933	2,026	4.1%
Total operating income	3,373	6,649	(3,276)	NM	4,924	18,556	(13,632)	NM

Net loss	(1,818)	(535)	(1,283)	NM	(42,058)	(7,255)	(34,803)	NM
Per share - basic & diluted	(0.03)	(0.01)	(0.02)	NM	(0.73)	(0.18)	(0.55)	NM

Funds from operations (FFO)	5,542	7,293	(1,751)	-24.0%	(12,346)	21,943	(34,289)	NM
Per weighted average share/unit (1)	0.09	0.13	(0.04)	-30.8%	(0.21)	0.52	(0.73)	NM

Core funds from operations (Core FFO)	9,478	10,466	(988)	-9.4%	26,045	24,286	1,759	7.2%
Per weighted average share/unit (1)	$0.16	$0.18	$(0.02)	-11.1%	$0.44	$0.58	$(0.14)	-24.1%

BALANCE SHEET DATA:
		12/31/2010
	12/31/2010	Proforma (2)	12/31/2009
Debt to gross assets	41.5%	35.5%	42.9%
Net debt to enterprise value	43.9%	29.2%	57.2%
Interest coverage ratio (TTM)	2.2		2.0

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for detailed calculation.
(2)
Represents proforma 12/31/2010 balance sheet data adjusted for the effect of the follow-on equity offering, completion of the Place asset sales and paydown of the remaining variable rate mortgage debt, all of which occurred subsequent to 12/31/2010.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	December 31, 2010	December 31, 2009
	(unaudited)
Assets
Collegiate housing properties, net (1)	$652,603	$749,884
Collegiate housing properties- held for sale (2)	45,044	-
Assets under development	1,146	-
Cash and cash equivalents	6,958	31,169
Restricted cash	4,791	4,579
Other assets	26,138	18,981

Total assets	$736,680	$804,613

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$367,631	$406,365
Revolving line of credit	3,700	-
Accounts payable and accrued expenses	18,324	11,658
Deferred revenue	12,243	10,346
Total liabilities	401,898	428,369

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,039	11,079

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized,
58,657,056 and 56,705,605 shares issued and outstanding
December 31, 2010 and December 31, 2009, respectively	587	567
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	414,850	410,455
Accumulated deficit	(90,694)	(48,636)
Total Education Realty Trust, Inc. stockholders' equity	324,743	362,386
Noncontrolling interest	-	2,779
Total equity	324,743	365,165

Total liabilities and equity	$736,680	$804,613

(1)	Amount is net of accumulated depreciation of $145,315 and $141,507 as of December 31, 2010 and December 31, 2009, respectively
(2)	Amount is net of accumulated depreciation of $11,043 as of December 31, 2010.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	$ Change	2010	2009	$ Change
	(unaudited)	(unaudited)		(unaudited)
Revenues:
Collegiate housing leasing revenue	$27,381	$25,757	$1,624	$99,389	$96,822	$2,567
Third-party development services	808	2,903	(2,095)	2,483	8,178	(5,695)
Third-party management services	854	851	3	3,189	3,221	(32)
Operating expense reimbursements	3,502	1,973	1,529	14,519	9,722	4,797
Total revenues	32,545	31,484	1,061	119,580	117,943	1,637

Operating expenses:
Collegiate housing leasing operations	11,541	10,749	792	48,430	47,889	541
General and administrative	4,047	3,887	160	14,964	15,400	(436)
Severance, development pursuit and acquisition costs	1,693	127	1,566	2,437	352	2,085
Depreciation and amortization	7,373	6,290	1,083	26,269	24,091	2,178
Ground leases	1,016	83	933	1,528	207	1,321
Loss on impairment	-	1,726	(1,726)	7,425	1,726	5,699
Reimbursable operating expenses	3,502	1,973	1,529	13,603	9,722	3,881
Total operating expenses	29,172	24,835	4,337	114,656	99,387	15,269

Operating income	3,373	6,649	(3,276)	4,924	18,556	(13,632)

Nonoperating expenses:
Interest expense	5,023	5,111	(88)	19,787	21,077	(1,290)
Amortization of deferred financing costs	284	285	(1)	1,192	939	253
Interest income	(13)	(136)	123	(414)	(469)	55
Gain on extinguishment of debt	-	-	-	-	(830)	830
Total nonoperating expenses	5,294	5,260	34	20,565	20,717	(152)

Income (loss) before equity in losses of unconsolidated entities, income taxes and discontinued operations	(1,921)	1,389	(3,310)	(15,641)	(2,161)	(13,480)

Equity in losses of unconsolidated entities	(18)	(1,404)	1,386	(260)	(1,410)	1,150
Loss before income taxes and discontinued operations	(1,939)	(15)	(1,924)	(15,901)	(3,571)	(12,330)
Less: Income tax expense	175	707	(532)	442	1,905	(1,463)
Loss from continuing operations	(2,114)	(722)	(1,392)	(16,343)	(5,476)	(10,867)
Income (loss) from discontinued operations	492	394	98	(25,948)	(1,615)	(24,333)

Net loss	(1,622)	(328)	(1,294)	(42,291)	(7,091)	(35,200)

Less: Net income (loss) attributable to the noncontrolling interests	196	207	(11)	(233)	164	(397)
Net loss attributable to Education Realty Trust, Inc.	$(1,818)	$(535)	$(1,283)	$(42,058)	$(7,255)	$(34,803)

Earnings per share information:
Net loss attributable to Education Realty Trust, Inc.
common stockholders per share - basic and diluted	$(0.03)	$(0.01)	$(0.02)	$(0.73)	$(0.18)	$(0.55)

Weighted-average share of common stock outstanding - basic & diluted	58,714	56,700		57,536	40,496

EDUCATION REALTY TRUST, INC.

General and Administrative Expense Detail
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	$ Change	2010	2009	$ Change

Management services (1)	1,654	1,647	7	6,581	7,135	(554)
Development consulting services	727	731	(4)	2,649	2,813	(164)
Corporate general and administrative	1,666	1,509	157	5,734	5,452	282
Total general and administrative expense	4,047	3,887	160	14,964	15,400	(436)

Severance and related	40	-	40	740	-	740
Development pursuit	210	127	83	230	352	(122)
Acquisition costs	1,443	-	1,443	1,467	-	1,467
			-			-
Total severance, development pursuit and acquisition costs	1,693	127	1,566	2,437	352	2,085

(1)
Management services represents costs related to region managers, accounting, and other support staff necessary to oversee, manage and support the operations of both our wholly-owned and managed communities.

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended December 31,			Year ended December 31,
	2010	2009	Change	2010	2009	Change

Net loss attributable to Education Realty Trust, Inc.	$(1,818)	$(535)	$(1,283)	$(42,058)	$(7,255)	$(34,803)

Gain on sale of collegiate housing assets	(611)	-	(611)	(611)	-	(611)
Real estate related depreciation and amortization	7,249	6,184	1,065	25,829	23,499	2,330
Depreciation and amortization of discontinued operations	415	1,298	(883)	4,111	5,023	(912)
Equity portion of real estate depreciation and amortization on equity investees	111	139	(28)	479	512	(33)
Equity portion of loss on sale of collegiate housing property on equity investee	-	-	-	137	-	137
Noncontrolling interests	196	207	(11)	(233)	164	(397)
Funds from operations ("FFO")	5,542	7,293	(1,751)	(12,346)	21,943	(34,289)

FFO adjustments:(1)
Loss (gain) on extinguishment of debt	1,426	-	1,426	1,426	(830)	2,256
Acquisition costs	1,443	-	1,443	1,467		1,467
Loss on impairment	-	3,173	(3,173)	33,610	3,173	30,437
Straight-line adjustment for ground leases (2)	721		721	984		984
Reorganization/severance costs, net of taxes	24	-	24	447	-	447
FFO adjustments:	3,614	3,173	441	37,934	2,343	35,591

FFO on Participating Developments:(3)
Interest on loan to Participating Development	217	-	217	329	-	329
Development fees on Participating Development, net of costs and taxes	105	-	105	128	-	128
FFO on Participating Developments	322	-	322	457	-	457

Core funds from operations ("Core FFO")	$9,478	$10,466	$(988)	$26,045	$24,286	$1,759

FFO per weighted average share/unit (4)	$0.09	$0.13	$(0.04)	$(0.21)	$0.52	$(0.73)
Core FFO per weighted average share/unit (4)	$0.16	$0.18	$(0.02)	$0.44	$0.58	$(0.14)

Weighted average shares/units (4)	59,825	58,086	1,739	58,737	41,873	16,864

(1)	Includes the impact of refinancing, impairment and reorganization charges as well as acquisition costs and the impact of the GAAP stright-line adjustment related to ground lease expense.
(2)
This represents the straight-line rent expense adjustment required by GAAP related to ground leases at two of our communities.  Terms of the ground leases include an increase in annual rents based on the higher of 3% or the consumer price index.  Due to the fixed nature of the 3% floor, GAAP requires rent expense to be straight-lined over the lease period.  As our ground lease terms range from 40 to 99 years, the adjustment to straight-line these inflation type rent increases becomes material to our operating results, distorting the true economic results of the communities by matching today's resident rental revenue against future year's ground lease expense.  For the year ended December 31, 2010, the adjustment includes $664 related to the recently acquired GrandMarc community at the Univeristy of Virginia and $320 related to Univeristy Village on Colvin in Syracuse.

(3)
FFO on participating developments represents the actual economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development.  The adjustments are calculated under the same percentage of completion  method of accounting used for third-party development fees.

(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS (1)
(Amounts in thousands, unaudited)
	Three Months Ended December 31,				Year Ended December 31,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Revenues
Same-communities	$25,765	$24,964	$801	3.2%	$88,551	$88,917	$(366)	-0.4%
New-communities (2)	1,018	-	1,018	NM	7,959	4,442	3,517	79.2%
Other-communities (3)	598	793	(195)	-24.6%	2,879	3,463	(584)	-16.9%
Total revenues	27,381	25,757	1,624	6.3%	99,389	96,822	2,567	2.7%

Operating expenses (4)
Same-communities	10,804	10,218	586	5.7%	43,391	43,350	41	0.1%
New-communities (2)	284	-	284	NM	2,902	2,232	670	30.0%
Other-communities (3)	453	531	(78)	-14.7%	2,137	2,307	(170)	-7.4%
Total operating expenses	11,541	10,749	792	7.4%	48,430	47,889	541	1.1%

Net operating income
Same-communities	14,961	14,746	215	1.5%	45,160	45,567	(407)	-0.9%
New-communities (2)	734	-	734	NM	5,057	2,210	2,847	128.8%
Other-communities (3)	145	262	(117)	-44.7%	742	1,156	(414)	-35.8%
Total net operating income	15,840	15,008	832	5.5%	50,959	48,933	2,026	4.1%

(1) Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations:College Station (sold in April 2009), Reserve at Clemson (sold in November 2010), The Gables, Western Place, Berkeley Place and the Pointe at Southern (all sold in December 2010), and Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011).

(2) Both The Reserve at Saluki Pointe at Southern Illinois University and University Village on Colvin at Syracuse Univeristy are considered new communities for the years ended December 31, 2010 and 2009.  Both of these communities are included in Same-communities for the fourth quarter.  GrandMarc at the Corner at the University of Virginia, which was purchased in October of 2010 is included in new-communities for the three months and year ended December 31, 2010.

(3) Includes Collegiate Village, which was leased to Macon State College in August 2010 and Clayton  Station, which was leased to Clayton State University in February 2011.

(4) Represents community-level operating expenses excluding management fees, depreciation, amortization and ground lease expense.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	93.3%	90.8%	250	bps	90.4%	90.0%	40	bps
Economic	93.8%	92.0%	180	bps	86.6%	86.6%	-	bps

NarPAB	$416	$399	4.2%		$378	$374	1.1%
Other income per avail. bed	$19	$19	-1.3%		$23	$25	-8.1%
RevPAB	$435	$419	3.9%		$401	$399	0.5%

Operating expense per bed	$180	$171	5.1%		$192	$195	-1.2%

Operating margin	58.6%	59.1%	(47	) bps	52.0%	51.2%	86	bps

Design Beds	61,566	59,646	3.2%		240,508	233,898	2.8%

NOTE:	Operating statistics for all periods presented exclude communities classified as discontinued operations and those communities that are master leased. See notes on Pg. 6.

EDUCATION REALTY TRUST, INC.

SAME-COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	93.4%	90.8%	260	bps	91.2%	90.2%	100	bps
Economic	94.0%	92.0%	200	bps	87.6%	87.1%	50	bps

NarPAB	$414	$399	3.6%		$372	$371	0.1%
Other income per avail. bed	$18	$19	-6.1%		$23	$25	-7.8%
RevPAB	$432	$419	3.2%		$395	$397	-0.5%

Operating expense per bed	$181	$171	5.7%		$194	$193	0.1%

Operating margin	58.1%	59.1%	(100	) bps	51.0%	51.2%	(20	) bps

Design Beds	59,643	59,646	0.0%		224,185	224,202	0.0%

NOTE:
Operating statistics for all periods presented exclude communities classified as discontinued operations and those communities that are master leased.  See notes on Pg. 6.  The Reserve at Saluki Pointe at Southern Illinois University and University Village on Colvin at Syracuse University are only considered same-community for the three months ended December 31, 2010 and 2009.

EDUCATION REALTY TRUST, INC.

2011/2012 PreLeasing update as of February 23rd

		2011-2012		2010-2011		Projected		September 30, 2010
Community	Primary University	Leases	%	Leases	%	Rate Increase	Design Beds	Opening Occupancy

Campus Creek	University of Mississippi	220	34.6%	180	28.3%	13.8%	636	99.7%
The Reserve at Columbia	University of Missouri	379	56.1%	372	55.0%	11.5%	676	100.0%
The Reserve on West 31st	University of Kansas	204	28.6%	205	28.7%	10.4%	714	98.0%
The Reserve at Star Pass	University of Arizona	80	7.8%	115	11.3%	9.7%	1,020	87.1%
The Reserve on Perkins	Oklahoma State University	190	26.0%	165	22.5%	7.4%	732	98.2%
University Village on Colvin	Syracuse University	254	58.8%	248	57.4%	6.8%	432	98.6%
The Pointe	Pennsylvania State University	918	93.3%	984	100.0%	5.1%	984	100.0%
Cape Trails	Southeast Missouri State University	194	53.9%	246	68.3%	5.1%	360	100.0%
The Pointe at South Florida	University of South Florida	217	21.7%	197	19.7%	4.9%	1,002	91.1%
Pointe West	University of South Carolina	85	17.7%	129	26.9%	4.5%	480	99.6%
NorthPointe	University of Arizona	32	3.5%	164	18.0%	4.4%	912	78.7%
The Reserve on South College	Auburn University	174	30.2%	190	33.0%	4.0%	576	96.0%
Players Club	Florida State University	319	94.9%	144	42.9%	3.7%	336	99.1%
University Towers	North Carolina State University	269	28.2%	336	35.3%	3.6%	953	99.5%
The Pointe at Western	Western Michigan University	230	26.3%	303	34.6%	3.0%	876	97.5%
The Commons	Florida State University	103	14.1%	82	11.2%	2.9%	732	86.6%
The Commons at Knoxville	University of Tennessee	163	23.0%	169	23.9%	2.6%	708	85.3%
College Grove	Middle Tennessee State University	97	11.2%	95	11.0%	2.5%	864	90.9%
Campus Lodge	University of Florida	404	36.2%	213	19.1%	2.5%	1,115	88.3%
College Station at West Lafayette	Purdue University	447	46.6%	526	54.8%	2.2%	960	96.8%
The Reserve on Frankford	Texas Tech University	126	17.1%	170	23.1%	2.2%	737	98.6%
Commons on Kinnear	The Ohio State University	252	50.2%	291	58.0%	2.1%	502	98.6%
River Pointe	University of West Georgia	66	13.1%	145	28.8%	2.1%	504	95.4%
Carrollton Crossing	University of West Georgia	173	51.5%	132	39.3%	1.7%	336	99.1%
The Avenue at Southern	Georgia Southern University	103	16.5%	109	17.5%	1.4%	624	88.1%
The Reserve at Saluki Pointe	Southern Illinois University	235	30.6%	267	34.8%	1.4%	768	90.1%
The Lofts	University of Central Florida	253	34.7%	213	29.2%	1.1%	730	98.9%
The Reserve at Athens	University of Georgia	289	47.2%	270	44.1%	-5.8%	612	83.2%
Same-communites		6,476	32.6%	6,660	33.5%	4.0%	19,881	93.6%

GrandMarc at the Corner	University of Virginia	370	57.7%	400	62.4%	4.0%	641	95.4%
New-communitites		370	57.7%	400	62.4%		641	95.4%

Wholly-owned		6,846	33.4%	7,060	34.4%	4.0%	20,522	93.7%

NOTE:	The above excludes Collegiate Village at Macon State College and Clayton Station at Clayton State University, both of which were master leased to the respective university they serve.

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost
The University of Texas at Austin	ONE Plan	622	Summer 2011	Summer 2013	$64,396
University of Connecticut - Storrs Center	Wholly Owned	500	Summer 2011	Summer 2012/2013	48,455
Syracuse University - Campus West	One Plan	312	Summer 2011	Summer 2012	29,909
University of Alabama	Joint Venture	774	Summer 2011	Summer 2012	41,350
		2,208			$184,110

PARTICIPATING PROJECTS (1)
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Year Ended December 31, 2010	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$-	$304	$1,818

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Year Ended December 31, 2010	Remaining Fees to Earn
Colorado State University - Pueblo Phase II	500	Completed	Completed	$34,058	$1,583	$1,052	$531	$-
Indiana University of Pennsylvania Phase IV	596	Completed	Completed	37,029	1,247	605	642	-
SUNY College of Env. Science & Forestry	454	In progress	Summer 2011	28,147	1,174	-	802	372
East Stroudsburg University - Pennsylvania	969	In progress	December 2011	59,491	2,234	-	232	2,002
Mansfield University of Pennsylvania	634	In progress	December 2011	35,031	1,449	-	52	1,397
Projects Under Construction - Total	3,153			193,756	7,687	1,657	2,259	3,771

West Chester University of Pennsylvania Phase II	1,467	May 2012	Summer 2013	79,416	2,304	-	-	2,304
Recently Awarded Projects - Total	1,467			79,416	2,304	-	-	2,304

Total Third-Party Projects	4,620			$273,172	$9,991	$1,657	$2,259	$6,075

NOTE:
The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)
Participating projects are third-party development projects the Company has a significant investment in but does not own.  The Company earns fees on the project but the fees are deferred and not recognized in its operating statements until its investment is recovered.  The Company includes the earned fees in computing its Core FFO.  See page 5.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of December 31, 2010
(dollars in thousands)

Total Debt to Gross Assets			Net Debt to Enterprise Value
Debt (1)	$370,931		Net Debt (1)	$363,973
Gross Assets (2)	$893,038		Market Equity (3)	465,600
Debt to Gross Assets	41.5%		Enterprise Value	$829,573
			Net Debt to Enterprise Value	43.9%
Interest coverage (TTM)	2.2	x
Net Debt to EBITDA (TTM)	7.8	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$307,997	5.93%	83.0%	4.77	years
Variable Rate - Mortgage Debt	35,543	3.64%	9.6%	3.00	years
Variable Rate - Construction Debt	23,691	1.52%	6.4%	1.22	years
Variable Rate - Credit Facility	3,700	5.75%	1.0%	0.06	years
Total / Weighted Average	$370,931	5.43%	100.0%	4.33	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities		Total	Percentage
2011	$4,454	$8,825	(4)	$13,279	3.6%
2012	4,109	66,867		70,976	19.3%
2013	4,076	25,000		29,076	7.9%
2014	3,063	83,938		87,001	23.7%
2015	2,831	7,107		9,938	2.7%
Thereafter	5,377	151,584		156,961	42.7%
Mortgage Debt (1)	23,910	343,321		367,231	100.0%
Revolving Credit Facility	-	3,700		3,700
Gross Debt (1)	$23,910	$347,021		370,931
Cash				6,958
Net Debt				$363,973

(1)	Excludes unamortized debt premium of $0.4 million.
(2)	Excludes accumulated depreciation of $156,358 as of December 31, 2010.
(3)
Market equity includes 58,811,722 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $7.77 per share, the closing price of the Company's common stock on December 31, 2010.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

PROFORMA CAPITAL STRUCTURE
(dollars in thousands)

NOTE:
The following proforma capital structure information is based on 12/31/2010 actual financials adjusted for the effect of the follow-on equity offering, completion of the Place asset sales and paydown of the remaining variable rate mortgage debt, all of which occurred subsequent to 12/31/10.

Total Debt to Gross Assets		Net Debt to Enterprise Value
Debt (1)	$331,688	Net Debt	$226,405
Gross Assets (2)	$935,273	Market Equity	548,608
Debt to Gross Assets	35.5%	Enterprise Value	$775,013
		Net Debt to Enterprise Value	29.2%

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt	$307,997	5.93%	92.9%	4.77	years
Variable Rate - Mortgage Debt	-	0.00%	0.0%	-	years
Variable Rate - Construction Debt	23,691	1.52%	7.1%	1.22	years
Variable Rate - Credit Facility	-	0.00%	0.0%	-	years
Total / Weighted Average	$331,688	5.62%	100.0%	4.52	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2011	$3,819	$8,825	$12,644	3.8%
2012	3,474	66,867	70,341	21.2%
2013	3,441	25,000	28,441	8.6%
2014	3,063	50,300	53,363	16.1%
2015	2,831	7,107	9,938	3.0%
Thereafter	5,377	151,584	156,961	47.3%
Mortgage Debt	22,005	309,683	331,688	100.0%
Revolving Credit Facility	-	-	-
Gross Debt	$22,005	$309,683	331,688
Cash			105,283
Net Debt			$226,405

(1)	Excludes unamortized debt premium of $0.4 million.
(2)	Excludes accumulated depreciation.
(3)
Includes 58,811,722 shares of the Company's common stock and 1,110,995 operating partnership units outstanding at December 31, 2010 and 13,225,000 shares of common stock issued in January 2011.  The Share price after the offering of $7.50 was used to calculate market equity.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	714
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
Cape Place	Southeast Missouri State University	Jan ’06	360
Carrolton Place	University of West Georgia	Jan ’06	336
River Place	University of West Georgia	Jan ’06	504
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641

		Total Wholly-Owned	20,522

NOTE:	The community listing excludes five communities that are classified as discontinued operations as well as two communities that are currently master leased to the respective university that they serve.

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Senior Vice President of Operations

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jeff Spector	(646) 855-1363
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Jim Wilson	(415) 835-8975
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.